Subscriptions Payable	12 Months Ended
Oct. 31, 2018
Grown Rogue Unlimited LLC [Member]
Reserve Quantities [Line Items]
Subscriptions Payable

15.	Subscriptions Payable

During the year ended October 31, 2018, the Company received aggregate proceeds of CAD$923,630 ($720,516) for 2,099,159 Subscription Receipts. Each Subscription Receipt includes one common unit of the Company, and one purchase warrant of the Company. Each purchase warrant is exercisable at the option of the holder to purchase one common unit of the Company at a price of CAD$0.55 per common unit for a period of two years from the time the Company completes a transaction whereby all of the equity instruments of the issuer are acquired by a Reporting Issuer in exchange for common shares of the Reporting Issuer. As of the date of these financial statements, the common units and purchase warrants had not been issued by the Company.